COLUMBIA FUNDS SERIES TRUST

Columbia Cash Reserves

Marsico Shares

(the “Fund”)

Supplement dated October 31, 2007

to the Prospectus dated August 1, 2007

Effective immediately, the prospectuses for Marsico Shares of the Fund are hereby supplemented as follows:

1.	Within the section About Marsico Shares—Description of the Share Class, by adding references to Marsico Flexible Capital Fund and Marsico Global Fund to the line item “Eligible Investors and Minimum Initial Investments” within the Share Class Features table.

2.	Within the section Buying, Selling and Exchanging Shares—Opening an Account and Placing Orders, by adding references to Marsico Flexible Capital Fund and Marsico Global Fund to the first paragraph following the header Eligible Investors.

INT-47/136607-1007	October 31, 2007